EXHIBIT 10.38.2

                             AMENDMENT NO. 1 TO
              LESSEE'S ASSIGNMENT OF PUBLIC TRUST TIDELANDS LEASE

  This agreement made as of the 22nd day of July, 1997, between J. Edward Connelly Associates, Inc., a Pennsylvania corporation, having an office at 2110 Beach Boulevard, Biloxi, Mississippi 39531, and having a telephone number of (601)359-6373, hereinafter referred to as "Assignor", successor by merger to BH Acquisition Corporation, a Mississippi corporation, hereinafter referred to as "BH", and President Broadwater Hotel, L.L.C., a Mississippi limited liability company, having an office at 2110 Beach Boulevard, Biloxi, Mississippi 39531, and having a telephone number of (601) 388-2270, hereinafter referred to as "Assignee,"

                             W I T N E S S E T H :

  WHEREAS, the Secretary of State, with approval of the Governor, for and on behalf of the State of Mississippi ("Lessor") and BH have entered into that certain Public Trust Tidelands Lease, dated August 6, 1992, by and between Lessor, as "Lessor" therein, and BH, as "Lessee" therein, a memorandum of which is recorded in Book 246, page 201 of the records of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi, which Public Trust Tidelands Lease has been amended by that certain Public Trust Tidelands Lease Amendment, by and between Lessor and BH, dated November 10, 1993 and recorded in Book 263, Page 427, of the aforesaid records (such Lease, as so amended, and as the same may hereafter be amended, restated, renewed, modified, replaced, substituted or extended from time to time, is herein referred to collectively as the "Lease"), covering the submerged land located south of US Highway 90, Biloxi, Mississippi, as more particularly described on Exhibit "A" attached thereto and incorporated herein;

  WHEREAS, BH has merged into Assignor on or prior to the date hereof, and Assignor is successor by merger to the interest of BH under the Lease; and

  WHEREAS, Assignor executed an assignment of its interest in the Lease on May 16, 1997 pursuant to the terms of Lessee's Assignment of Public Trust Tidelands Lease ("Assignment"); and

  WHEREAS, the parties desire to amend the assignment to change the effective date to July 22, 1997;

  NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, the receipt of which is hereby acknowledged, and of other good and valuable consideration, the parties hereto hereby covenant and agree as follows:

1. The second line of Section 1 thereof is hereby amended by deleting the date "May 16, 1997" and substituting therefor the date "July 22, 1997."

2. The first line of Section 3 thereof is hereby amended by deleting the date "May 16, 1997" and substituting therefor the date "July 22, 1997."

3. All other provisions of the Assignment shall remain in full force and effect.

  IN WITNESS WHEREOF, the parties hereto have duly executed or caused these presents to be executed the day and year first above written.

                                          ASSIGNOR:

                                          J. EDWARD CONNELLY ASSOCIATES, INC.,
                                          a Pennsylvania corporation


                                          BY:  /s/ Alan Bernthaler
                                             ---------------------------------


                                          ASSIGNEE:

                                          PRESIDENT BROADWATER HOTEL, L.L.C.,
                                          a Mississippi limited liability
                                          company


                                          By:  BROADWATER HOTEL, INC.,
                                          a Mississippi corporation, Manager


                                          By:  /s/ John S. Aylsworth
                                             ---------------------------------

                             LESSOR'S CONSENT TO
                              AMENDMENT NO. 1 TO
                  ASSIGNMENT OF PUBLIC TRUST TIDELANDS LEASE

  IN CONSIDERATION of the sum of Ten Dollars ($10.00) cash in hand paid, the receipt of which is hereby acknowledged, and of other good and valuable consideration, the Secretary of State, with the approval of the Governor, for and on behalf of the State of Mississippi, does hereby consent to the Amendment No. 1 to the assignment by J. Edward Connelly Associates, Inc., a Pennsylvania corporation, successor by merger to BH Acquisition Corporation, a Mississippi corporation, of its interest in the Public Trust Tidelands Lease dated August 6, 1992, a memorandum of which is recorded in Book 246 at Page 201 of the records of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi, as amended on November 10, 1993 by that certain Public Trust Tidelands Lease Amendment, recorded in Book 263 at Page 427 of the aforesaid records, to President Broadwater Hotel, L.L.C., a Mississippi limited liability company, dated this 18th day of July, 1997.

                                          LESSOR:

                                          STATE OF MISSISSIPPI

                                          ERIC CLARK
                                          SECRETARY OF STATE


                                          By:  /s/ James O. Nelson
                                             ---------------------------------
                                                JAMES O. NELSON, II
                                                ASSISTANT SECRETARY OF
                                                STATE FOR PUBLIC LANDS


  APPROVED BY THE GOVERNOR of the State of Mississippi on the 31st day of July, 1997.


                                          /s/  Kirk Fordice
                                          ------------------------------------
                                          KIRK FORDICE, GOVERNOR

                            SUBLESSEE'S CONSENT TO
                              AMENDMENT NO. 1 TO
                  ASSIGNMENT OF PUBLIC TRUST TIDELANDS LEASE

  IN CONSIDERATION of the sum of Ten Dollars ($10.00) cash in hand paid, the receipt of which is hereby acknowledged, and of other good and valuable consideration, The President Riverboat Casino - Mississippi, Inc., a Mississippi corporation, does hereby consent to the assignment by J. Edward Connelly Associates, Inc., a Pennsylvania corporation, successor by merger to BH Acquisition Corporation, a Mississippi corporation, of its interest in the Public Trust Tidelands Lease dated August 6, 1992, a memorandum of which is recorded in Book 246 at Page 201 of the records of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi, as amended on November 10, 1993 by that certain Public Trust Tidelands Lease Amendment, recorded in Book 263 at Page 427 of the aforesaid records, to President Broadwater Hotel, L.L.C., a Mississippi limited liability company, dated this 22nd day of July, 1997.

                                          SUBLESSEE:

                                          THE PRESIDENT RIVERBOAT CASINO -
                                          MISSISSIPPI, INC., a Mississippi
                                          corporation

                                          By:  /s/ John S. Aylsworth
                                             ---------------------------------